EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Tiao-Tsan Lai and Yun-Yi Tseng hereby jointly certify as follows:

     (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of City Network, Inc. (the "Company");

     (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended November 30, 2004 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.


Date: January 19, 2005                  By: /s/ Tiao-Tsan Lai
                                           -----------------------------
                                           Tiao-Tsan Lai
                                           Chief Executive Officer
                                           (Principal Executive Officer)



Date: January 19, 2005                  By: /s/ Yun-Yi Tseng
                                           -----------------------------
                                           Yun-Yi Tseng
                                           Chief Financial Officer
                                           (Principal Financial Officer)